SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 28, 2004

TRUMP HOTELS & CASINO RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13794	13-3818402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY ASSOCIATES

(Exact name of registrant as specified in its charter)

New Jersey	333-00643	22-3213714
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-00643	22-3418939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING II, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43979	22-3550202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING III, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43975	22-3550203
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information set forth under this Item 2.02 is intended to be furnished under this Item 2.02, “Results of Operations and Financial Condition,” and also under Item 7.01, “Regulation FD Disclosure.” Such information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Attached as Exhibit 99.1 hereto is a News Release, dated October 28, 2004, issued by Trump Hotels & Casino Resorts, Inc. (the “Company”). In its News Release, the Company included certain historical non-GAAP financial measures with respect to the third quarter and nine months ended September 30, 2004 and September 30, 2003, as defined in Regulation G promulgated by the Securities and Exchange Commission. The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to investors. These historical non-GAAP financial measures are in addition to, and not a substitute for, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (GAAP).

EBITDA is defined as earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs. EBITDA should not be construed as a substitute for either income from operations or net income as they are determined in accordance with GAAP. Management uses EBITDA as a measure to compare operating results among the Company’s properties and between accounting periods. Management also believes that EBITDA is a commonly used measure of operating performance in the gaming industry and is an important basis for the valuation of gaming companies. The Company’s calculation of EBITDA may not be comparable to similarly titled measures reported by other companies and, therefore, any such differences must be considered when comparing performance among different companies. While management believes EBITDA provides a useful perspective for some purposes, EBITDA has material limitations as an analytical tool. Therefore, management does not consider EBITDA in isolation, and it should not be considered as a substitute for measures determined in accordance with GAAP. A reconciliation of EBITDA to income from operations and net income (loss) as determined in accordance with GAAP is included in the News Release, dated October 28, 2004, issued by the Company and attached as Exhibit 99.1 hereto.

Item 7.01. Regulation FD Disclosure.

See reference to Item 2.02 “Results of Operations and Financial Condition.”

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

The information contained herein includes statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements made herein are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements included herein, other than statements of historical fact, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. This can occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “intend,” “plan,” “project,” “forecast,” “may,” “predict,” “target,” “potential,” “proposed,” “contemplated,” “will,” “should,” “could,” “would,” “expect” and other words of similar meaning. Any or all of the forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors.

These risks, uncertainties and other factors include the following factors as well as other factors described from time to time in the Company’s reports filed with the Securities and Exchange Commission, including the Company’s ability to develop, prosecute, confirm and consummate its plan of reorganization (or any significant delay with respect thereto); the Company’s ability to negotiate and execute definitive transaction documents in connection with its plan of reorganization and perform its obligations thereunder; the Company’s ability to obtain the required consents of noteholders and other consistencies necessary to implement its plan of reorganization; the Company’s ability to negotiate arrangements with Donald J. Trump in connection with its plan of reorganization; court approval of the Company’s plan of reorganization, including, but not limited to, court approval of the Company’s first day papers and other motions prosecuted by it from time to time; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, or for the appointment of a chapter 11 trustee or to convert the case to a chapter 7 case; the impact of the Company’s plan of reorganization on its operations going forward, including the impact on the Company’s ability to negotiate favorable terms with suppliers, customers, landlords and others; the Company’s alternatives if its plan of reorganization is not consummated, including undertaking transactions that may have unforeseeable consequences to the holders of the Company’s common stock and the debt of its subsidiaries; the Company’s preparation and submission of an application to have its common stock listed on the New York Stock Exchange or other national securities exchange if the Company is successful in its efforts to consummate a recapitalization, and the Company’s ability to obtain such a listing; the consummation of the Company’s strategic alternatives with respect to its financial situation and capital structure, including the potential sale of one or more of its casino properties; the ability of the Company to continue as a going concern; the Company’s ability to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company’s liquidity or results of operations; the ability to fund and execute the Company’s business plan; the ability to attract, retain and compensate key executives and associates; the ability of the Company to attract and retain customers; licenses and approvals under applicable laws and regulations, including gaming laws and regulations; changes in the competitive climate in which the Company operates; or a broad downturn in the economy as a whole. Accordingly, the forward-looking statements contained herein may not be realized and may differ significantly from the Company’s actual results. In addition, there may be other factors that could cause the Company’s actual results to be materially different from the results referenced, expressed or implied, in the forward-looking statements. Many of these factors will be important in determining the Company’s actual future results. Consequently, no forward-looking statement can be guaranteed.

All forward-looking statements contained herein, and all subsequent written and oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this cautionary statement. Forward-looking statements speak only as of the date they are made, and the Company disclaims any obligation to update any forward-looking statements, including the information contained herein, to reflect events or circumstances after the date hereof, except as otherwise required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	News Release of Trump Hotels & Casino Resorts, Inc., dated October 28, 2004

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUMP HOTELS & CASINO RESORTS, INC.

/s/ John P. Burke
John P. Burke Executive Vice President and Corporate Treasurer
Dated: October 29, 2004

TRUMP ATLANTIC CITY ASSOCIATES

	By:	TRUMP ATLANTIC CITY HOLDING, INC., its Managing General Partner

/s/ John P. Burke
John P. Burke Vice President and Treasurer
Dated: October 29, 2004
TRUMP ATLANTIC CITY FUNDING, INC.

By:

/s/ John P. Burke
John P. Burke Treasurer
Dated: October 29, 2004
TRUMP ATLANTIC CITY FUNDING II, INC.

By:

/s/ John P. Burke
John P. Burke Treasurer

Dated: October 29, 2004	TRUMP ATLANTIC CITY FUNDING III, INC.

By:
/s/ John P. Burke
John P. Burke Treasurer
Dated: October 29, 2004

3

TRUMP CASINO HOLDINGS, LLC

	By:	/s/ John P. Burke
John P. Burke Executive Vice President (Duly Authorized Officer and Principal Financial and Accounting Officer)
Dated: October 29, 2004

TRUMP CASINO FUNDING, INC.

	By:	/s/ John P. Burke
John P. Burke Executive Vice President (Duly Authorized Officer and Principal Financial and Accounting Officer)
Dated: October 29, 2004

4

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release of Trump Hotels & Casino Resorts, Inc., dated October 28, 2004

5